               SUPPLEMENT DATED AUGUST 6, 1998 TO THE PROSPECTUS
                  DATED MAY 1, 1998 FOR CANADA LIFE INSURANCE
                 COMPANY OF AMERICA VARIABLE ANNUITY ACCOUNT 2



The following information supersedes and replaces any contrary information in the prospectus:

On June 30, 1998, the shareholders of the International, Global Smaller Companies, Global Technology and Global Growth Opportunities Portfolios (the "Seligman Henderson Portfolios") of Seligman Portfolios, Inc. (the "Fund") approved a Subadvisory Agreement between J. & W. Seligman & Co. Incorporated (the "Manager") and Henderson Investment Management Limited (the "New Subadviser"). The Fund's prior subadvisory arrangements with Seligman Henderson Co. terminated on June 30, 1998. The Subadvisory Agreement, which became effective on July 1, 1998, provides that the New Subadviser will furnish investment advice, research and assistance with respect to the Seligman Henderson Portfolios' non-U.S. investments. The Manager shall be responsible for any U.S. investments and has overall responsibility for the management of the Portfolios.

The New Subadviser receives for its services, in respect of each Seligman Henderson Portfolio, a monthly fee from the Manager. The fee is calculated at an annual rate of 0.50% of each Portfolio's average monthly assets under the New Subadviser's supervision. The Subadvisory Agreement provides that it will continue until December 31, 1999 and, thereafter, is subject to the annual approval of the Fund's Board of Directors.

The subadvisory fee under these arrangements is paid by the Manager from its own management fee and will not increase the fees payable by any Portfolio.